                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          UNIVERSAL FOODS CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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Notes:

                          UNIVERSAL FOODS CORPORATION
                           433 EAST MICHIGAN STREET
                          MILWAUKEE, WISCONSIN 53202
                                (414) 271-6755

                                PROXY STATEMENT
                                      FOR
                        ANNUAL MEETING OF SHAREHOLDERS
                                 TO BE HELD ON
                               JANUARY 22, 1998

                               ----------------

                                    GENERAL

  This proxy statement and accompanying proxy are first being furnished to the shareholders of Universal Foods Corporation, a Wisconsin corporation ("Company"), beginning on or about December 16, 1997, in connection with the solicitation by the Board of Directors of the Company ("Board") of proxies for use at the Company's 1998 Annual Meeting of Shareholders to be held at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin, on Thursday, January 22, 1998, at 2:00 p.m., Central Standard Time, and at any adjournments thereof ("Meeting"), for the purposes set forth in the attached Notice of Annual Meeting of Shareholders and in this proxy statement.

  Accompanying this proxy statement are a Notice of Annual Meeting of Shareholders and a form of proxy for the Meeting solicited by the Board. The Annual Report to Shareholders, which also accompanies this proxy statement, contains financial statements for the three years ended September 30, 1997, and certain other information concerning the Company. The Annual Report and financial statements are neither a part of this proxy statement nor incorporated herein by reference.

  Only holders of record of the Company's Common Stock ("Common Stock") as of the close of business on December 5, 1997, are entitled to notice of, and to vote at, the Meeting. On that date, the Company had 25,525,066 shares of Common Stock outstanding, each of which is entitled to one vote per share for each proposal submitted for Shareholder consideration at the Meeting.

  A proxy, in the enclosed form, which is properly executed, duly returned to the Company or its authorized representatives or agents and not revoked will be voted in accordance with the Shareholder's instructions contained in the proxy. If no instructions are indicated on the proxy, the shares represented thereby will be voted "FOR" the Board's four nominees for director, "FOR" approval of the Universal Foods Corporation 1998 Stock Option Plan, "FOR" ratification of the Board's selection of Deloitte & Touche LLP as the Company's 1998 independent auditors, and on such other matters that may properly come before the Meeting in accordance with the best judgment of the individual proxies named in the proxy. Any Shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice thereof to the Secretary. Any Shareholder attending the Meeting may vote in person whether or not the Shareholder has previously filed a proxy. Presence at the Meeting by a Shareholder who has signed a proxy does not in itself revoke the proxy. The shares represented by all properly executed proxies received prior to the Meeting will be voted as directed by the Shareholders.

  The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by directors, officers or employees of the Company in person, by telephone or by telegram. The Company will use the services of D.F. King & Co., Inc., New York, New York, to aid in the solicitation of proxies. Their charges will be $7,500 plus reasonable expenses. The Company will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in sending proxy materials to the beneficial owners.

                         ITEM 1. ELECTION OF DIRECTORS

  The Board of Directors consists of eleven members divided into three classes. One class is elected each year to serve for a term of three years. Four directors are to be elected at the Meeting. All of the nominees are currently directors of the Company. The remaining seven directors will continue to serve in accordance with their previous elections.

  It is intended that the persons named as proxies in the accompanying proxy will vote FOR the election of the Board's four nominees. If any nominee should become unable to serve as a director prior to the Meeting, the shares represented by proxies otherwise voted in favor of the Board's four nominees or which do not contain any instructions will be voted FOR the election of such other person as the Board may recommend. Under Wisconsin law, directors are elected by a plurality of the votes cast by the shares entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. Therefore, any shares of Common Stock which are not voted on this matter at the Meeting, whether by abstention, broker nonvote or otherwise, will have no effect on the election of directors at the Meeting.

  Pursuant to the Company's By-laws, written notice of other qualifying nominations by Shareholders for election to the Board must have been received by the Secretary no later than December 3, 1997. As no notice of any such other nominations was received, no other nominations for election to the Board of Directors may be made by Shareholders at the Meeting.

  Set forth below is certain information about the Board's nominees for director and the seven continuing members.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES.
         SHARES OF COMMON STOCK REPRESENTED AT THE MEETING BY EXECUTED
             BUT UNMARKED PROXIES WILL BE VOTED FOR ALL NOMINEES.

                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS
                         TERMS EXPIRING JANUARY, 2001

                                                                   YEAR FIRST
                                    POSITION WITH COMPANY           ELECTED
           NAME AND AGE              OR OTHER OCCUPATION            DIRECTOR
           ------------     -------------------------------------- ----------

[PHOTO]  MICHAEL E. BATTEN  Chairman of the Board and Chief           1980
         F, N...........57  Executive Officer of Twin Disc, Inc.,
                            a manufacturer of transmission
                            components; Director of Briggs &
                            Stratton Corporation, Firstar
                            Corporation, and Simpson Industries

[PHOTO]  JAMES A.D. CROFT   Director of Richard Ellis Holdings        1997
         ...............60  Limited, Property and Investment
                            Consultants; Chairman of Richard Ellis
                            European Group (1)

[PHOTO]  GUY A. OSBORN..61  Retired Chairman of the Board of the      1983
                            Company; Director of WICOR, Inc.,
                            Wisconsin Gas Company, Fleming
                            Companies, Inc., and Northwestern
                            Mutual Life Insurance Company (2)

[PHOTO]  ESSIE WHITELAW     President and Chief Operating Officer     1993
         C, N...........49  of Blue Cross & Blue Shield United of
                            Wisconsin, a comprehensive health
                            insurer; Director of WICOR, Inc., and
                            Compcare

--------
  A--Audit Committee                        F--Finance Committee
  C--Compensation and Development Committee
                                            N--Nominating Committee
  E--Executive Committee                    S--Scientific Advisory Committee
(1) Mr. Croft was elected to the Board on October 1, 1997, to fill the vacancy created by Mr. Parfet's resignation.
(2) Mr. Osborn retired and resigned as Chairman and from the Executive Committee on April 30, 1997, when Mr. Manning was elected Chairman.

            MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                         TERMS EXPIRING JANUARY, 2000

                                                                     YEAR FIRST
                                      POSITION WITH COMPANY           ELECTED
               NAME AND AGE            OR OTHER OCCUPATION            DIRECTOR
               ------------   -------------------------------------- ----------

[PHOTO]  JOHN F. BERGSTROM    Chairman and Chief Executive Officer      1994
         C, E, N..........51  of Bergstrom Corporation, which owns
                              automotive dealerships, hotels and
                              commercial real estate; Director of
                              Wisconsin Energy Corporation,
                              Wisconsin Electric Co., Kimberly-Clark
                              Corporation, and Midwest Express
                              Airlines.

[PHOTO]  WILLIAM V. HICKEY    President and Chief Operating Officer     1997
         A, E, F..........53  of Sealed Air Corporation, a leading
                              global manufacturer of a wide range of
                              protective and speciality packaging
                              materials and systems and selected
                              food packaging products (1)

[PHOTO]  LEON T. KENDALL      Professor of Finance and Real Estate,     1985
         A, N.............69  J. L. Kellogg Graduate School of
                              Management, Northwestern University;
                              Retired Chairman of the Board of MGIC,
                              a mortgage insurer; Director of Avatar
                              Holdings Corp., AMF Mutual Funds,
                              Inc., and Chicago Board Options
                              Exchange

[PHOTO]  KENNETH P. MANNING   Chairman of the Board, President and      1989
         E, S.............55  Chief Executive Officer of the
                              Company; Director of Firstar
                              Corporation, Firstar Trust Company,
                              and Badger Meter, Inc. (2)

--------
  A--Audit Committee                        F--Finance Committee
  C--Compensation and Development Committee
                                            N--Nominating Committee
  E--Executive Committee                    S--Scientific Advisory Committee
(1) Mr. Hickey served as Executive Vice President and Chief Operating Officer of Sealed Air Corporation from 1994 to 1996 and as its Senior Vice President--Finance and Chief Financial Officer from 1991 to 1994.
(2) Mr. Manning was elected Chief Executive Officer effective October 1, 1996, and Mr. Osborn continued as Chairman. Mr. Osborn retired and resigned as Chairman April 30, 1997, and Mr. Manning was elected Chairman.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE
                          TERMS EXPIRING JANUARY, 1999

                                                                      YEAR FIRST
                                       POSITION WITH COMPANY           ELECTED
               NAME AND AGE             OR OTHER OCCUPATION            DIRECTOR
               ------------    -------------------------------------- ----------

[PHOTO]  JAMES L. FORBES       President, Chief Executive Officer and    1989
         A, E, F...........65  Director of Badger Meter, Inc., a
                               manufacturer and marketer of flow
                               measurement and control products;
                               Director of Blue Cross & Blue Shield
                               United of Wisconsin, United Wisconsin
                               Services, Inc., Firstar Corporation,
                               and Journal Communications, Inc.

[PHOTO]  JAMES H. KEYES        Chairman of the Board and Chief           1990
         C, E..............57  Executive Officer of Johnson Controls,
                               Inc., a supplier of automated building
                               controls, automotive seating,
                               interiors, and batteries; Director of
                               LSI Logic Corporation and Firstar
                               Corporation

[PHOTO]  DR. CAROL I. WASLIEN  Professor and Chair, Public Health        1981
         GHAZAII               Sciences, School of Public Health,
         A, S..............57  University of Hawaii

--------
  A--Audit Committee                        F--Finance Committee
  C--Compensation and Development Committee
                                            N--Nominating Committee
  E--Executive Committee                    S--Scientific Advisory Committee

  All nominees and directors continuing in office have been employed in their current executive positions or otherwise have served in executive officer positions with the listed organizations for more than five years. No director, nominee for director or executive officer had any material interest, direct or indirect, in any business transaction of the Company or any subsidiary during the 1997 fiscal year, nor does any director, nominee, or executive officer have any material interest, direct or indirect, in any such proposed transaction.

  The Board of Directors met five times during fiscal 1997, and, except for Mr. Parfet, each director attended at least 80% of the meetings of the Board and the Board Committees on which he or she served that were held during the period in which he or she was a director.

COMMITTEES OF THE BOARD OF DIRECTORS

  The Executive Committee of the Board of Directors, which currently consists of Messrs. Bergstrom, Forbes, Hickey, Keyes, and Manning, met twice during fiscal 1997. This Committee has the power and authority of the Board of Directors in directing the management of the business and affairs of the Company in the intervals between Board of Directors meetings, except to the extent limited by law. Mr. Osborn also served on the Committee until his resignation on April 30, 1997, and was replaced by Mr. Hickey.

  The Audit Committee of the Board of Directors met twice during fiscal 1997. Messrs. Kendall, Forbes, Hickey and Dr. Waslien Ghazaii are the members of the Audit Committee. This Committee, among other things: (a) recommends the engagement of the independent auditors of the Company, approves their fee and the scope and timing of their audit services; (b) reviews with the independent auditors the internal control structure; (c) reviews with the independent auditors their report on the consolidated financial statements of the Company, their recommendations for improvements in the internal controls of the Company and the implementation of such recommendations; (d) reviews the Company's internal audit program; and (e) reviews the adequacy and appropriateness of the various policies of the Company dealing with the principles governing performance of corporate activities. These policies include antitrust compliance, conflict of interest and business ethics.

  Members of the Compensation and Development Committee of the Board of Directors, which held four meetings during fiscal 1997, include Messrs. Bergstrom, Keyes, and Ms. Whitelaw. Mr. Parfet also served on the Compensation and Development Committee until his resignation on September 30, 1997. This Committee reviews and approves all compensation programs for senior management of the Company including salary structure, base salary, and short- and long-term incentive compensation plans including stock options and nonqualified fringe benefit programs. The Committee also reviews and approves annual changes in each elected officer's compensation including base salary and short- and long-term incentive awards and approves all executive employment contracts. The Committee annually recommends to the Board of Directors the election of Company officers. In addition, the Committee annually reviews the performance of the Chief Executive Officer and reviews and approves the Chief Executive Officer's management development and succession plans for the Company.

  The Nominating Committee of the Board of Directors, which consists of Messrs. Bergstrom, Batten, Kendall, and Ms. Whitelaw, met twice during fiscal 1997. This Committee studies and makes recommendations concerning the composition of the Board of Directors and its committee structure and reviews the compensation of Board and Committee members. The Committee also recommends persons to be nominated by the Board of Directors for election as directors of the Company at the Annual Meeting of Shareholders. The Committee will consider nominees recommended by Shareholders. Recommendations by Shareholders should be forwarded to the Secretary of the Company and should identify the nominee by name and provide detailed information concerning his or her qualifications. The Company's By-laws require that Shareholders give advance notice and furnish certain information to the Company in order to nominate a person for election as a director. See the discussion under "Future Shareholder Proposals and Nominations" on page 23.

  The Scientific Advisory Committee of the Board of Directors, which met twice during fiscal 1997, reviews the Company's research and development programs in respect to the quality and scope of work undertaken. It advises the Company on maintaining product leadership through technological innovation, reports on new technological trends that would significantly affect the Company and suggests possible new emphases in respect to its research programs. Members of the Scientific Advisory Committee are Dr. Waslien Ghazaii and Mr. Manning.

  The Finance Committee of the Board of Directors, which held two meetings during fiscal 1997, reviews and monitors the Company's financial planning and structure to ensure conformance with the Company's requirements for growth and fiscally sound operation. The Committee reviews and approves: (a) the Company's annual capital budget, long-term financing plans, existing credit facilities and investments, and commercial and investment banking relationships; (b) existing insurance programs, foreign currency management and the stock repurchase program; (c) the Company's dividend policy including payout levels and timing; and (d) the financial management and administrative operation of the Company's qualified and nonqualified benefit plans.
Messrs. Batten, Forbes, and Hickey are the members of the Finance Committee. Mr. Parfet served on the Finance Committee until his resignation on September 30, 1997.

DIRECTOR COMPENSATION AND BENEFITS

  Directors who are not officers of the Company received during fiscal 1997 an annual retainer of $22,000 and fees of $1,000 for each Board and Committee meeting attended in addition to reimbursable expenses for such attendance. Each Committee chairperson receives an additional $1,000 annually for serving in that capacity. A portion of the annual retainer is paid in Common Stock pursuant to the Universal Foods Corporation Director Stock Grant Plan (the "Director Plan") as approved by the Shareholders on January 23, 1992. Under the Director Plan, each nonemployee director automatically receives an award of Common Stock on October 1 of each year. The value of the award was $5,500 for fiscal 1997. The award consists of a number of shares of Common Stock determined by dividing the value of the award by the per share closing price of Common Stock on the New York Stock Exchange on October 1. The shares may not be sold or otherwise transferred for a period of six months after the grant date, except in the event of death or disability. On October 1, 1996, 170 shares of Common Stock were awarded to each of the following current nonemployee directors: Messrs. Batten, Bergstrom, Forbes, Kendall, Keyes, Parfet, Dr. Waslien Ghazaii, and Ms. Whitelaw. Such shares were transferred from the Company's treasury stock.

  The Company has an unfunded retirement plan for nonemployee directors who have at least three years (one full term) of service with the Company as a director. The plan provides a benefit equal to the annual retainer fee for directors in effect at the time of the director's departure from the Board. This benefit, payable only during the lifetime of the participant, continues for a period equal to the amount of time the individual was an active director. During the benefit period, the participant must be available to the Chairman of the Board for consultation.

  The Company has a Deferred Compensation Plan available to any director who is entitled to compensation as a Board member. Under this plan, the maximum amount that is eligible to be deferred is the total of all fees paid to the director by reason of his or her membership on the Board or any Committee thereof other than the portion of the annual retainer paid in Common Stock. The fees deferred are credited to individual deferred compensation accounts which bear interest at the rate of 6.5%. The amounts deferred pursuant to this plan will be paid in either (i) a lump sum on January 31st of the calendar year following the year in which the director ceases to be a director or (ii) five equal consecutive annual installments commencing on January 31st of the first calendar year after the director ceases to serve as a director. In the event of death, the balance in a director's account will be paid in a lump sum to a designated beneficiary or to the director's estate.

                            PRINCIPAL SHAREHOLDERS

MANAGEMENT

  The following table sets forth certain information as of December 5, 1997, regarding the beneficial ownership of Common Stock by each of the executive officers of the Company who is named in the Summary Compensation Table set forth below, each director and nominee and all of the directors and executive officers of the Company as a group. Except as otherwise indicated, all shares listed are owned with sole voting and investment power.

                                                          AMOUNT AND NATURE OF
                                                          BENEFICIAL OWNERSHIP
                                                                   AND
      NAME OF BENEFICIAL OWNER                           PERCENT OF CLASS (1)(2)
      ------------------------                           -----------------------
      Michael E. Batten.................................            1,791
      John F. Bergstrom.................................            1,632
      James A.D. Croft..................................              535
      James L. Forbes...................................            1,566
      Michael Fung......................................           29,694
      Dr. Carol I. Waslien Ghazaii......................            1,019
      William V. Hickey.................................            1,135
      Richard F. Hobbs..................................           80,200
      Leon T. Kendall...................................            2,541
      James H. Keyes....................................            2,708
      Kenneth P. Manning................................          207,968
      Guy A. Osborn (3).................................          452,420
      James F. Palo.....................................           94,749
      Essie Whitelaw....................................              777
      Michael A. Wick...................................          105,357
      All directors and executive officers
       as a group (24 persons)..........................        1,240,078

--------
(1) No director or named executive officer owns 1% or more of the Company's Common Stock, except Mr. Osborn (whose beneficial ownership represents 1.8% of the Common Stock). The beneficial ownership of all directors and executive officers as a group represents 4.7% of the outstanding Common Stock. In each case this percentage is based upon the assumed exercise of that number of options which are included in the total number of shares shown (see Note (2), below).
(2) Includes the following shares subject to stock options which are currently exercisable or exercisable within 60 days of December 5, 1997: Mr. Fung-- 21,666 shares; Mr. Hobbs--61,449 shares; Mr. Manning--164,633 shares; Mr. Osborn--282,750 shares; Mr. Palo--69,083 shares; Mr. Wick--91,387 shares; and all directors and executive officers as a group--883,047 shares.
(3) Includes 22,230 shares held by Mr. Osborn's spouse.

OTHER BENEFICIAL OWNERS

  The following table sets forth information regarding beneficial ownership by those persons whom the Company believes to be beneficial owners of more than 5% of the Common Stock of the Company. The following information is based on reports on Schedule 13G filed with the Securities and Exchange Commission by the following persons.

                                                           AMOUNT AND    PERCENT
                                                           NATURE OF       OF
      NAME AND ADDRESS OF BENEFICIAL OWNER                 OWNERSHIP      CLASS
      ------------------------------------                 ----------    -------
      Marshall & Ilsley Corporation
      770 North Water Street
      Milwaukee, WI 53202................................. 1,818,695(1)   7.13%
      Principal Mutual Life Ins. Co.
      711 High Street
      Des Moines, IA 50392-0088........................... 1,427,900(2)   5.59%

--------
(1) Marshall & Ilsley Corporation reported that, as of February 14, 1997, it had sole voting power as to 72,934 shares of Common Stock and shared voting power as to 1,737,314 shares, and it had sole dispositive power as to 84,968 shares of Common Stock and shared dispositive power as to 1,733,727 shares. Marshall & Ilsley Corporation is trustee of the Universal Foods Corporation Retirement Employee Stock Ownership Plan and Universal Foods Corporation 401(k) Savings Plan.
(2) Principal Mutual Life Ins. Co. ("Principal"), in a Schedule 13G combined with Invista Capital Management, Inc., 699 Walnut, 1500 Hub Tower, Des Moines, IA 50309 ("Invista") filed on February 13, 1997, reported as of February 13, 1997, the holding of shared voting power and shared dispositive power with respect to 1,427,900 shares. According to the
    Schedule 13G, Principal and Invista are investment advisors registered under Section 203 of the Investment Advisors Act of 1940.

                 COMPENSATION AND DEVELOPMENT COMMITTEE REPORT

 Introduction

  This report describes the Company's executive compensation programs and the basis on which fiscal year 1997 compensation was determined with respect to the executive officers of the Company. The Committee is composed entirely of independent nonemployee directors and met four times during fiscal 1997. A more complete description of the Committee functions is set forth under the heading "Committees of the Board of Directors."

 Compensation Policy and Objectives

  The Company has developed an overall compensation policy and specific compensation plans that tie a significant portion of executive compensation to the Company's success in meeting specified performance goals ("Program"). The overall objectives of this policy are to attract and retain the best possible executive talent, to motivate these executives to achieve the Company's business strategy and financial goals, to link executive and shareholder interests through equity-based plans and to provide a program that recognizes individual contributions and achievement.

  Each year the Committee conducts a review of the Company's Program. This review includes a meeting with an independent compensation consultant assessing the effectiveness of the Program and comparing it to a group of public corporations that represent the Company's competition for executive talent. The Committee approves the selection of comparator companies used for this analysis. The comparator group used for compensation analysis currently consists of 14 companies, including companies in the S&P Food Index which has been chosen as the Company's industry index for purposes of the Performance Graph which follows this report. The comparator group does not include all of the companies in the S&P Food Index because the

Committee believes that the Company's most direct competitors for executive talent are not necessarily all of the companies included in the S&P Food Index. The Committee determines the compensation for the 14 elected officers including the 5 most highly compensated Company executives. In reviewing individual performance, the Committee takes into account the recommendations of Mr. Manning. Key elements of the Company's Program are base salary, short-term (annual) incentives and long-term incentives.

 Base Salaries

  Base salaries are initially determined by evaluating the responsibilities of the position, the experience of the individual and by reference to the competitive marketplace for executive talent, including a comparison with base salaries for comparator positions at other comparator companies. The base salary levels of the Company's executives are targeted at the 50th percentile of the range of base pay levels of similarly positioned executives in comparator companies. Base pay levels are determined using regression analysis because of the difference in size between the comparator companies and the Company. The Committee annually reviews each executive's base salary. Adjustments are determined by evaluating the financial performance of the Company, the performance of each executive officer against job specifications, any new responsibilities and average percentage pay increases provided by the comparator companies for similar positions. In the case of executive officers with responsibility for a particular business unit, such unit's financial results are also considered.

  As reflected in the Summary Compensation Table on page 12, Mr. Manning's base salary was increased in fiscal 1997 by $50,000 (13.1%). In determining Mr. Manning's base salary, the Committee weighed the aforementioned criteria, in particular his promotion to Chief Executive Officer.

 Annual Bonuses

  The Management Incentive Plan for Major Corporate Executives ("Annual Plan") promotes the Company's pay-for-performance policy by providing annual cash payments to executives based upon achieving overall Company or divisional and individual performance goals. The Annual Plan has both a Formula and Discretionary portion subject to a maximum of 45% to 85% of fiscal base salary depending on a participant's position in the Company. The Formula award is based on the level of achievement of a targeted Earnings Per Share level for the fiscal year, with 80% of the maximum Formula award being paid upon achieving the targeted level. The Discretionary portion is fully awarded based on the executive achieving specific non-financial personal objectives agreed upon with his/her immediate supervisor at the beginning of each fiscal year. Mr. Manning's non-financial objectives under the Discretionary portion are established by the Committee and typically deal in such areas as acquisitions, divestitures, capital allocation and organizational development.

  Bonus awards are targeted at levels approximating the 50th percentile (adjusted for company size) of comparator companies' practices for each executive position. For performance exceeding the targeted levels, the bonus opportunities are tied to 75th percentile practices among comparator companies. In fiscal 1997, Mr. Manning's bonus opportunity was 85% of his base salary. As reflected in the Summary Compensation Table, his bonus award under the Annual Plan was $322,776 or approximately 75% of his base salary. The Company's Earnings Per Share level for fiscal 1997 achieved the targeted level.

 Stock Awards--Long-Term Incentives

  Under the Company's 1990 Employee Stock Plan and 1994 Employee Stock Plan, which were approved by Shareholders, and under the Company's 1998 Stock Option Plan, which is being submitted for shareholder approval at the Meeting, restricted stock or stock options may be granted to the Company's executive officers and other key employees. The Committee makes annual decisions regarding appropriate stock-based grants for each executive based on the following equally weighted factors. The Committee considers the Company's financial performance, executives' levels of responsibilities and predicted award values at the 50-75th percentile of long-term incentive compensation practices for similar positions at the comparator companies. These factors determine the amount which may be represented by the determined grant value of options and restricted stock.

Generally, restricted stock is only awarded if the executive's total award value is in excess of the 50th percentile or to recognize a significant contribution to the Company's performance. If restricted stock is awarded, it vests in five years. All outstanding options have an exercise price equal to the market price on the date of grant and vest 1/3 each year from the date of grant. This compensation approach is designed to provide incentive to create shareholder value over the long-term since the full benefit of the compensation cannot be realized unless stock price appreciation occurs over a number of years. In fiscal 1997, Mr. Manning received options to purchase 38,000 shares at their fair market value on the date of grant and received 3,000 shares of restricted stock. Other named executive officers who each received 2,000 shares of restricted stock during fiscal 1997 were Mr. Fung, Mr. Hobbs, Mr. Palo, and Mr. Wick.

 Code Section 162(m)

  Section 162(m) of the Internal Revenue Code limits the Company's income tax deduction for compensation paid in any taxable year to certain executive officers to $1,000,000, subject to several exceptions. The Committee intends to grant awards under the 1998 Stock Option Plan that are designed to qualify for the performance-based compensation exception. However, the Committee may grant such awards, and the Company may enter into compensation arrangements from time to time, which do not qualify for deductibility under Section 162(m).

 Compensation and Development Committee

    John F. Bergstrom
    James H. Keyes, Chairperson
    Essie Whitelaw

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

  The following table sets forth information on the compensation of the Chief Executive Officer, each of the other four most highly compensated executive officers, and Mr. Osborn (collectively, the "named executive officers") of the Company as of September 30, 1997.

                                    ANNUAL             LONG-TERM
                                 COMPENSATION        COMPENSATION
                               ----------------- ---------------------   ALL
                                                 RESTRICTED             OTHER
                                 BASE              STOCK    SECURITIES COMPEN-
  NAME AND PRINCIPAL            SALARY   BONUS     AWARDS   UNDERLYING  SATION
       POSITION        YEAR      ($)     ($)(1)    ($)(2)   OPTIONS(#)  ($)(3)
  ------------------   ----     ------   ------  ---------- ---------- --------
Guy A. Osborn          1997    $540,000 $404,406  $     0          0   $230,698
 Director(4)           1996     540,000  324,756        0     45,000    137,785
                       1995     515,000  372,760   82,500     45,000    133,957
Kenneth P. Manning     1997     431,000  322,776  120,563     38,000     68,140
 Chairman, President
  and                  1996     381,000  229,133        0     45,000     64,137
 Chief Executive Offi-
  cer                  1995     351,000  254,054   66,000     35,000     59,343
Michael Fung           1997     264,000  151,193   80,375     20,000     37,013
 Vice President and    1996     250,000  106,128        0     25,000     32,449
 Chief Financial Offi-
  cer                  1995(5)   52,085   27,032   33,000     20,000      6,830
Michael A. Wick        1997     215,000  148,415   80,375     14,000     32,344
 President--Color
  Products             1996     203,000  105,176        0     18,500     30,697
                       1995     188,000   94,000   66,000     16,000     28,246
James F. Palo          1997     210,000  148,050   80,375     13,000     46,354
 President--Dehydrated 1996     200,000  127,883        0     16,500     43,960
 Products              1995     184,000   92,000   66,000     14,000     40,067
Richard F. Hobbs       1997     195,000  103,077   80,375     17,000     29,160
 Vice President--      1996     187,000   79,383        0     20,000     29,098
 Administration        1995     175,000   97,829   16,500     17,000     27,302

--------
(1) Consists of awards under the Company's management incentive plans.
(2) The amounts in the table reflect the market value on the date of award of restricted shares of Common Stock. Total number and value of restricted shares held as of September 30, 1997, (based on the closing price of the Common Stock on September 30, 1997, of $40.25 per share) for each named individual are: Kenneth P. Manning--11,200 shares/$442,750; Michael Fung-- 3,000 shares/$120,750; Richard F. Hobbs--4,600 shares/$185,150; Michael A.
    Wick--7,200 shares/$289,800; and James F. Palo--7,000 shares/ $281,750.
    Dividends are paid on restricted shares when paid on Common Stock.
(3) Consists of contributions in fiscal 1997 under Company benefit plans for the six named individuals as follows:

                                                       ESOP   SAVINGS TRANSITION
                                                     -------- ------- ----------
        Guy A. Osborn............................... $108,785 $72,523  $49,390
        Kenneth P. Manning..........................   39,608  26,405    2,127
        Michael Fung................................   22,208  14,805        0
        Michael A. Wick.............................   19,211  12,807      326
        James F. Palo...............................   20,248  13,499   12,607
        Richard F. Hobbs............................   16,463  10,975    1,722

(4) Mr. Osborn was Chairman of the Company until April 30, 1997, when Mr. Manning was elected Chairman.
(5) For the period beginning with Mr. Fung's date of hire, July 17, 1995, through September 30, 1995.

STOCK OPTIONS

  The following table sets forth information concerning the grant of stock options under the Company's 1994 Employee Stock Plan during fiscal 1997 to the named executive officers.

                                PERCENTAGE                           POTENTIAL REALIZABLE VALUE
                     NUMBER OF   OF TOTAL                            AT ASSUMED ANNUAL RATES OF
                     SECURITIES   OPTIONS                             STOCK PRICE APPRECIATION
                     UNDERLYING GRANTED TO                                       FOR
                      OPTIONS    EMPLOYEES   EXERCISE OR              TEN YEAR OPTION TERM (3)
                      GRANTED     IN 1997    BASE PRICE   EXPIRATION ---------------------------
NAME                   (#)(1)   FISCAL YEAR ($/SHARE) (2)    DATE         5%           10%
----                 ---------- ----------- ------------- ---------- ------------ --------------
Guy A. Osborn               0        n/a           n/a         n/a              0              0
Kenneth P. Manning     38,000      11.1%      $40.1875     9/15/07   $    960,401 $    2,433,844
Michael Fung           20,000       5.8%       40.1875     9/15/07        505,474      1,280,970
Michael A. Wick        14,000       4.1%       40.1875     9/15/07        353,832        896,679
James F. Palo          13,000       3.8%       40.1875     9/15/07        328,558        832,631
Richard F. Hobbs       17,000       5.0%       40.1875     9/15/07        429,653      1,088,825
All Shareholders(4)       --         --            --          --     646,784,033  1,639,077,269

--------
(1) The options reflected in the table are nonqualified stock options and incentive stock options under the Internal Revenue Code and were granted on September 15, 1997. The exercise price of each option granted was equal to 100% of the fair market value of the Common Stock on the date of grant. The options granted vest in increments of one-third on each of the three anniversaries of the grant date. The options are subject to early vesting in the event of the optionee's death, disability or retirement. Upon a "change in control" of the Company (as defined in the 1994 Employee Stock
    Plan), all options then outstanding will become immediately exercisable in full.
(2) The exercise price of options may be paid in cash, by delivering previously issued shares of Common Stock or any combination thereof.
(3) The option values presented were calculated based on a per-share price of $40.1875 on the date of grant at assumed 5% and 10% annualized rates of appreciation for the term of the grant. The actual value, if any, that an optionee may realize upon exercise will depend on the excess of the market price of the Common Stock over the option exercise price on the date the option is exercised. There is no assurance that the actual value realized by an optionee upon the exercise of an option will be at or near the value estimated under the model described above.
(4) The potential realizable value for "All Shareholders" is determined on the assumption that the price of the Company's Common Stock appreciated over the term of the options from the $40.1875 per share market price as of the date of grant at an annualized rate (a) of 5% (which would result in a value on September 15, 2007, of $65.46 per share); and (b) 10% (which would result in a value on September 15, 2007, of $104.24 per share). The "All Shareholders" information is calculated based on 25,591,189 shares of the Company's Common Stock outstanding as of September 30, 1997. Thus, for comparative purposes, the total value of such Common Stock as of September 15, 1997, the date on which the options were granted, would be $1,028,445,908.

AGGREGATE OPTION EXERCISES IN 1997 FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

  The following table sets forth information regarding the exercise of stock options by each of the named executive officers during the 1997 fiscal year and the fiscal year-end value of unexercised stock options held by such officers.

                                            NUMBER OF SECURITIES
                     SHARES                UNDERLYING UNEXERCISED   VALUE OF UNEXERCISED IN-
                    ACQUIRED               OPTIONS/SARS AT END OF   THE- MONEY OPTIONS AT END
                       ON                    FISCAL 1997 (#)(1)      OF FISCAL 1997 ($) (2)
                    EXERCISE    VALUE     ------------------------- -------------------------
NAME                  (#)    REALIZED ($) EXERCISABLE UNEXERCISABLE EXERCISABLE UNEXERCISABLE
----                -------- ------------ ----------- ------------- ----------- -------------
Guy A. Osborn        22,500    $242,813     282,750           0     $2,253,156    $      0
Kenneth P. Manning      100         494     164,633      79,667      1,403,781     360,711
Michael Fung              0           0      21,666      43,334        172,703     201,672
Michael A. Wick       1,688      36,573      91,387      31,668        943,325     152,094
James F. Palo        27,780     482,327      69,083      28,667        538,946     135,023
Richard F. Hobbs      3,500      36,021      61,449      36,001        553,240     163,821

--------
(1) SARs are rights, granted in tandem with an option, to receive cash payments equal to any appreciation in value of the shares subject to option from the date of the option grant to the date of exercise, in lieu of exercise of the option.
(2) The dollar values were calculated by determining the difference between the fair market value of the underlying shares of Common Stock and the various applicable exercise prices of the named executive officers' outstanding options at the end of fiscal 1997. As provided by the Company's 1990 Employee Stock Plan and 1994 Employee Stock Plan, the fair market value of the underlying shares of Common Stock on any date is equal to the price of the Company's Common Stock as reported on the New York Stock Exchange. On September 30, 1997, the closing price of the Common Stock as reported on the New York Stock Exchange was $40.25 per share.

EMPLOYMENT AGREEMENTS

  The Company has an employment contract with Mr. Manning. The initial term of the agreement is for three years which is automatically extended for additional one-year periods, except that in no event will the term of employment extend beyond the calendar month in which his 65th birthday occurs or he becomes disabled or dies. In the event of a "change of control" as defined in the agreement, he will be automatically employed for a period of three years. During this employment period, the agreement provides for the payment of base salary subject to annual adjustment, bonus plus customary fringe benefits. The agreement can be terminated upon 30 days' notice by the Board of Directors with or without cause. If terminated without cause, certain termination benefits are payable to Mr. Manning in an amount equal to his base salary then in effect plus the bonus for the most recently completed fiscal year, and he continues to receive fringe benefits for not more than one year. If Mr. Manning's employment is terminated after a "change of control," the Company will pay him a lump sum equal to three times the sum of his annual base salary then in effect and the amount of the largest bonus paid to him during the three years preceding termination and continue coverage under existing benefit plans for three years. Further, if Mr. Manning's employment terminates before he becomes 100% vested in his entire account balance under the Universal Foods Corporation 401(k) Savings Plan ("Savings Plan") or the Universal Foods Corporation Retirement Employee Stock Ownership Plan ("ESOP"), he will be fully vested under both plans.

  The Company also has Change of Control Employment and Severance Agreements with 13 other executive officers who are part of the executive officer group. Each of these agreements provides that in the event of a "change of control," as defined in the respective agreement, the Company will continue to employ the executive for a period of three years following the date of such change of control. During this employment period, the executive will receive as compensation a base salary, subject to annual adjustment, bonus awards in accordance with past practice, and all other customary fringe benefits in effect as of the date of the change of control. The agreements can be terminated upon 30 days' notice by the Board of Directors in the event of the executive's disability. The agreements can also be terminated by the Company for "cause" and by the executive for "good reason." If terminated by the Company other than for cause or disability, or by the executive for good reason, the Company will pay the executive an amount equal to the sum of (i) three times the executive's base salary plus the higher annual bonus for the last two fiscal years, and (ii) the amount of unpaid deferred compensation and vacation pay. The executive will also be entitled to coverage under existing benefit plans for three years and a payment equal to the vested amounts under the Savings Plan, ESOP and supplemental retirement plans. If terminated for cause, the Company will pay the executive his annual base salary through termination. If the executive's employment is terminated by reason of death or disability, the Company will pay certain accrued obligations and other customary death or disability benefits. In all cases, the Company will pay any excise taxes assessed against any payments made to the executive.

  The Company provides a nonqualified supplemental executive retirement benefit for selected officers and key employees. Generally, participants contribute to the plan, in each year until death or retirement, an amount equal to the term insurance premium applicable to a life insurance benefit of two times the participant's base salary in effect on the date of acceptance into the plan, unless all amounts were previously paid under a predecessor plan. A pre-retirement survivor income benefit equal to 20%, 25% or 30% of base salary payable for 15 or 20 years is available to designated beneficiaries if the participant dies prior to retirement. At the time of retirement, the participant may continue the survivor income benefit or elect to receive a supplemental retirement income benefit equal to 20%, 25% or 30% of base salary for 15 or 20 years or an actuarially equivalent survivor benefit. The benefit obligations under this plan are funded through Company-owned life insurance policies. The executive officers named in the Summary Compensation Table on page 12 participate in this plan. The program is designed so that if the assumptions made as to mortality experience, policy dividends and other factors are realized, the Company will recover all its payments plus an interest factor for the use of Company money. The Company also has a split-dollar insurance program which has been terminated, except as to outstanding benefits.

  The Company has established two so-called "Rabbi Trusts" by entering into trust agreements with Marshall & Ilsley Trust Company ("Trustee") to assure the satisfaction of the obligations of the Company under various plans and agreements to make deferred and other payments to certain of its past, present and future executives including the current executive officers named in the executive compensation table on Page 12 ("Rabbi Trusts I and II"). Pursuant to Rabbi Trusts I and II, which are irrevocable, the Company has deposited, and is obligated to maintain on deposit, with the Trustee, either amounts of cash, marketable securities and/or insurance policies sufficient to fund such payments. Rabbi Trusts I and II will terminate upon the earlier of the exhaustion of the trust corpus or the final payment to the executives pursuant to all of such plans and agreements, and any remaining assets will be paid to the Company.

  The Company has also entered into another trust agreement ("Rabbi Trust III") with the Trustee to assure that payments to nonemployee directors will not be improperly withheld. Rabbi Trust III was established on substantially the same terms as Rabbi Trusts I and II, except that Rabbi Trust III is revocable under certain circumstances and is currently funded with a nominal amount but is required to be fully funded by the Company in the event of a potential change in control or a change in control (as defined in Rabbi Trust
III) or at such other time as the Board of Directors may determine.

RETIREMENT ARRANGEMENTS

  In consideration of Mr. Osborn's early retirement on April 30, 1997, the Company entered into an agreement that paid Mr. Osborn an amount equal to the sum of (i) one year's base pay ($540,000) and (ii) one year's bonus payment (a maximum of $459,000). Mr. Osborn also received miscellaneous paid benefits including financial planning, club memberships and a Company car worth approximately $75,000. He also continues to participate in the Company's welfare plans as an employee until April 30, 1998. Mr. Osborn has agreed to consult with Mr. Manning in exchange for the agreement.

                           COMPANY STOCK PERFORMANCE

  The following graph compares on a cumulative basis the yearly percentage change since September 30, 1992, in (a) the total shareholder return on the Common Stock with (b) the total return on the Standard & Poor's 500 Composite Index (the "S&P 500 Index") and (c) the total return on the Standard & Poor's Food Index (the "S&P Food Index"). Such yearly percentage change has been measured by dividing (a) the sum of (i) the amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the price per share at the end of and the beginning of the measurement period, by (b) the price per share at the beginning of the measurement period.

                     COMPARISON OF FIVE-YEAR TOTAL RETURN
      AMONG S&P 500 INDEX, S&P FOOD INDEX AND UNIVERSAL FOODS CORPORATION

                       [PERFORMANCE GRAPH APPEARS HERE]

                              1992    1993    1994    1995    1996    1997
                              ----    ----    ----    ----    ----    ----
Universal Foods Corporation  $100.00 $110.83 $ 99.63 $120.93 $116.03 $147.92
S&P Food Index               $100.00 $ 90.37 $100.15 $124.30 $153.32 $203.52
S&P 500 Index                $100.00 $112.94 $117.14 $151.83 $182.63 $255.31

  The graph assumes $100 was invested on September 30, 1992, in the S&P 500 Index, S&P Food Index and Universal Foods Corporation Common Stock, and that dividends are reinvested at the end of the month in which they are paid.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. SEC regulations require officers and directors to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms furnished to the Company, the Company believes that during the fiscal year ended September 30, 1997, all its officers and directors complied with Section 16(a) filing requirements.

                        ITEM 2. 1998 STOCK OPTION PLAN

  The following summary of the Company's 1998 Stock Option Plan (the "1998 Plan") is qualified in its entirety by reference to the full text of the 1998 Plan which is attached to this Proxy Statement as Appendix A. Capitalized terms used in this summary are defined in the 1998 Plan.

GENERAL

  The purpose of the 1998 Plan is to advance the interests of the Company by encouraging and providing for the acquisition of an equity interest in the Company by officers and key employees, and by enabling the Company to attract and retain the services of officers and key employees upon whose judgment, interest and special effort the successful conduct of its operations largely depends.

  The 1998 Plan authorizes the granting of Stock Options and Restricted Stock to eligible employees.

AVAILABLE SHARES

  Up to 1,200,000 shares of Common Stock will be available for Awards under the 1998 Plan, of which no more than 300,000 shares may be Restricted Stock. The aggregate number of shares of Common Stock authorized for issuance is subject to adjustment in the event of any stock dividend or split, recapitalization, merger, consolidation, combination, spin-off, split-up, exchange of shares or other similar corporate change which affects the total number of shares outstanding.

ADMINISTRATION

  The 1998 Plan is administered by the Compensation and Development Committee of the Board of Directors ("Committee"). The Committee must consist of not less than two directors who are "non-employee directors" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and who are "outside directors" within the meaning of Section 162(m)(4)(C) of the Internal Revenue Code. If each member of the Committee does not so qualify, the Committee may designate a subcommittee (each of the members of which does so qualify) to approve an award to any particular individual.

  Among other functions, the Committee has the authority to establish rules for the administration of the 1998 Plan; to determine the officers and employees of the Company and its affiliates to whom Awards will be granted; to determine the types of Awards to be granted and the number of shares covered by such Awards; and to set the terms and conditions of such Awards. In the discretion of the Committee, the terms of Awards may differ from Participant to Participant. Subject to the express terms of the 1998 Plan, determinations and interpretations with respect thereto will be in the sole discretion of the Committee, whose determinations and interpretations will be binding on all parties.

ELIGIBILITY

  Participants in the 1998 Plan are selected by the Committee from among those officers and key employees who are recommended for participation by the Chief Executive Officer and who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success. The Committee's designation of any person to receive an Award does not require the Committee to designate such person to receive an Award at any subsequent time. Approximately 125 officers and key employees are eligible for consideration to receive Awards under the 1998 Plan.

EFFECTIVE DATE

  The 1998 Plan will become effective on the date it is approved by the shareholders of the Company, which is expected to occur on the date of the Meeting, January 22, 1998.

STOCK OPTIONS

  Options granted under the 1998 Plan may be either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code ("ISOs") or nonstatutory stock options ("NSOs"). There is no limitation on the number of options which may be granted to any individual employee; however, the Fair Market Value (determined on the date of grant) of all shares of Common Stock with respect to which ISOs are exercisable for the first time by a Participant during any calendar year may not exceed $100,000.

  Exercise Price. The exercise price per share of Options granted under the 1998 Plan may not be less than the Fair Market Value of a share of Common Stock on the date of grant. There will be no consideration received by the Company from a Participant in exchange for the original grant of an option.

  Term. The term of any Option will be as determined by the Committee, provided that the term of an ISO may not exceed ten years from the date of its grant.

  When Exercisable. Options will become exercisable in such manner and within such period or periods and in such installments or otherwise as determined by the Committee. The Committee may establish for any Option provisions relating to the vesting thereof over a period of time, upon the attainment of specified performance goals, or otherwise. Any Option granted to a Participant who is subject to the reporting requirements under Section 16 of the Exchange Act ("Section 16 Participant") may not be exercised until at least six (6) months following the date of its grant.

  Manner of Exercise. Options may be exercised by payment as follows:

    (a) in cash;

    (b) in the discretion of the Committee, a promissory note issued to the Company by the Participant (any such note must (i) be secured by the Common Stock issued; (ii) be for a term of not more than 10 years; (iii) bear interest at a rate of not less than the prime rate (as determined by the Committee) in effect on the date the note is issued; and (iv) require at least annual payments of principal and interest; the note may contain such other terms and conditions as the Committee determines);

    (c) tendering shares of Common Stock having a Fair Market Value at the time of exercise equal to the total Option price;

    (d) by any combination of (a) through (c), above; or

    (e) by electing to have the Company withhold from the shares of Common Stock otherwise issuable upon exercise of the Option that number of shares of Common Stock having a Fair Market Value at the time of exercise plus cash for any fractional share amounts, equal to the total Option price; provided that any such election by a Section 16 Participant must be made during the ten-day period beginning on the third business day following the release of the Company's quarterly or annual consolidated financial statements.

  Section 422. All ISOs granted under the 1998 Plan will also be required to comply with all other terms of Section 422 of the Internal Revenue Code.

  Adjustment of Outstanding Awards. In the event of any stock dividend or split, recapitalization, merger, consolidation, combination, spin-off, split-up, exchange of shares or other similar corporate change which affects the total number of shares outstanding, the Committee shall make an appropriate adjustment to change the number of options or the stated option price, or both, under each outstanding Award.

  Transferability. The Committee may, in its discretion, permit Options to be transferable by the Participant: (a) to the Participant's spouse, or natural or adoptive children or grandchildren ("Immediate Family Members"); (b) to a trust or trusts for the exclusive benefit of one or more Immediate Family Members; or (c) to a partnership in which all partners are Immediate Family Members; provided that there may be no consideration for any such transfer and the transferee shall be expressly prohibited from any further transfer of such Options other than by will or pursuant to the laws of descent and distribution. Unless expressly so permitted, no Option may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or pursuant to the laws of descent and distribution, and all Options granted to a Participant hereunder shall be exercisable during his lifetime only by such Participant.

  Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's employment for any reason, any Option which was not exercisable immediately prior to such termination will be forfeited.

  Change of Control. In the event of a "Change of Control" (as defined; see "Change of Control," below), each outstanding Option shall immediately become exercisable (regardless of whether the Option was previously exercisable). Each Participant holding Options shall have the right, within sixty (60) days after the Change of Control, to receive, in exchange for the surrender of an Option or portion thereof, an amount of cash equal to the highest of: (i) the difference between the Fair Market Value of the Common Stock covered by the Option on the date of the Change in Control and the Option exercise price;
(ii) the difference between the Fair Market Value of the Common Stock covered by the Option on the date of surrender and the Option exercise price; or (iii) the difference between the highest price per share of Common Stock paid in the transaction giving rise to the Change of Control and the Option exercise price.

  Substitute Options. If the Company at any time should succeed to the business of another corporation through merger or consolidation, or through the acquisition of stock or assets of such corporation, the Committee may grant Options under the 1998 Plan in substitution of options previously granted by such corporation and which are outstanding at the date of the succession. The Committee shall have discretion to determine the terms and conditions upon which such "Substitute Options" will be granted so as to preserve the economic benefits to the optionees.

RESTRICTED STOCK

  Shares of Restricted Stock granted to Participants under the 1998 Plan will be subject to such restrictions as the Committee may impose. The restrictions imposed on the shares may lapse separately or in combination at such time or times, or in such installments or otherwise, as the Committee may deem appropriate. The Committee may condition the lapse of such restrictions on the passage of time, the attainment of specified performance goals, or otherwise. Such conditions may differ from Participant to Participant.

  Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant's employment for any reason during the applicable restriction period, all shares of Restricted Stock still subject to restriction will be forfeited.

  Maximum Number of Shares. No more than 300,000 shares of Restricted Stock may be issued under the 1998 Plan (subject to adjustment).

  Voting and Dividends. Prior to the lapse of the applicable restrictions thereon, shares of Restricted Stock are entitled to vote and receive dividends on the same basis as all other shares of outstanding Common Stock.

  Limits on Transferability. No Restricted Stock, other than Restricted Stock on which the restrictions have lapsed, may be assigned, sold, transferred or encumbered by any participant, otherwise than by will, by designation of a beneficiary, or by the laws of descent and distribution.

  Change of Control. In the event of a "Change of Control" (as defined; see "Change of Control," below), Restricted Stock that is not then vested shall vest upon the date of the Change of Control and each holder of Restricted Stock shall have the right, within sixty (60) days after the Change of Control, to receive, in exchange for the surrender of such Restricted Stock, an amount of cash equal to the highest of (i) the Fair Market Value of such Restricted Stock on the date of surrender; (ii) the highest price per share of Common Stock paid in the transaction giving rise to the Change of Control multiplied by the number of shares of Restricted Stock surrendered; or
(iii) the Fair Market Value of such Restricted Stock on the effective date of the Change of Control.

  Resale to Company. A Participant, or in the case of his death his beneficiary or estate, may require the Company to repurchase up to one-half of the shares of Restricted Stock upon which any restrictions have lapsed within sixty (60) days after the last day of the Period of Restriction for such shares of Restricted Stock and shall be for a price equal to the Fair Market Value determined as of the last business day of the Period of Restriction of the shares of Restricted Stock to be sold. Unless otherwise agreed, such price shall be payable in one lump sum payment.

CHANGE OF CONTROL DEFINED

  "Change of Control" is defined in Section 12 of the 1998 Plan to include any of the following:

    (a) Any "Person" (as defined for purposes of the Exchange Act, including a "group"), other than certain excepted Persons (such as the Company or an affiliate of the Company in certain cases), acquires securities representing 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities;

    (b) The following persons cease (for any reason other than death or resignation) to constitute a majority of the number of directors then serving: persons who, on the Effective Date, constitute the Board and any new director whose appointment or election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on the Effective Date, or whose appointment, election or nomination for election was previously so approved;

    (c) The shareholders of the Company approve a merger or consolidation of the Company with any other corporation or approve the issuance of voting securities of the Company in connection with a merger or consolidation of the Company, except in certain circumstances not involving an actual change of control of the Company;

    (d) The shareholders of the Company approve a plan of liquidation or dissolution of the Company or approve an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity in which at least 75% of the combined voting power of the voting securities of which entity are owned by Persons in substantially the same proportions as their ownership of Common Stock immediately prior to such sale or disposition).

  Notwithstanding the foregoing, no "Change of Control" shall be deemed to have occurred if immediately following any transaction or series of integrated transactions the record holders of the Common Stock immediately prior to such transaction(s) continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction(s).

  The Committee may, in its sole and absolute discretion, amend, modify or rescind the provisions of Section 12 if it determines that the operation thereof may prevent a transaction in which the Company is a party from being accounted for on a pooling-of-interests basis.

AMENDMENT, MODIFICATION AND TERMINATION

  The Board may at any time amend, alter, suspend, discontinue or terminate the 1998 Plan (subject to shareholder approval if required by or deemed by the Board to be desirable under applicable law, regulation, or exchange listing requirement). Termination of the 1998 Plan shall not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of the 1998 Plan except as they may lapse or be terminated by their own terms and conditions.

WITHHOLDING

  The Company is entitled to withhold the amount of any tax attributable to any amount payable or shares of Common Stock deliverable under the 1998 Plan after giving the affected Participant notice as far in advance as practicable, and the Company may defer making any such payment or delivery if any such tax may be pending, unless and until indemnified to its satisfaction. A Participant may elect to pay all or a portion of the federal, state and local withholding taxes arising in connection with (a) the exercise of a NSO; (b) a disqualifying disposition of Common Stock received upon the exercise of an ISO; (c) the lapse of restrictions on Restricted Stock, by electing to (i) have the Company withhold shares of Common Stock, (ii) tender back shares of Common Stock received in connection with such benefit, or (iii) deliver other previously owned shares of Common Stock, in each case having a Fair Market Value equal to the amount to be withheld, up to the amount of the Participant's estimated total federal, state and local tax obligations associated with the transaction.

  The Committee may, in its discretion, grant a cash bonus to a Participant who holds Restricted Stock to enable the Participant to pay all or a portion of the federal, state or local tax liability incurred by the Participant upon the vesting of Restricted Stock. The Company must deduct from any cash bonus such amount as may be required for the purpose of satisfying the Company's obligation to withhold federal, state or local taxes.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

  Stock Options. The grant of a stock option under the 1998 Plan will create no income tax consequences to the Participant or the Company. A Participant who is granted a NSO will generally recognize ordinary income at the time of exercise of the NSO in an amount equal to the excess of the fair market value of the Common Stock at such time over the exercise price. The Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the Participant. A subsequent disposition of the Common Stock by the Participant will give rise to capital gain or loss to the extent the amount realized from the sale differs from the tax basis. This capital gain or loss will be a long-term capital gain or loss if the Common Stock has been held for the required holding period under the Internal Revenue Code.

  In general, a Participant will recognize no income or gain as a result of the grant or exercise of an ISO (except that the alternative minimum tax may apply). Except as described below, any gain or loss realized by the Participant on the disposition of the Common Stock acquired pursuant to the exercise of an ISO will be treated as a capital gain or loss and no deduction will be allowed to the Company. The capital gain or loss shall be treated as long-term or short-term depending on the Participant's holding period. Further, if the Participant fails to hold the shares of Common Stock acquired pursuant to the exercise of an ISO for at least two years from the date of grant of the ISO and one year from the date of exercise (a "Disqualifying Disposition"), the Participant will recognize ordinary income at the time of the disposition equal to the lesser of (a) the gain realized on the Disqualifying Disposition, or (b) the excess of the fair market value of the shares of Common Stock on the date of exercise over the exercise price. In the event of a Disqualifying Disposition, the Company will be entitled to a deduction in the same amount and at the same time as ordinary income is recognized by the Participant. Any gain or loss realized by the Participant over the fair market value at the time of exercise of the ISO will be treated as a capital gain or loss. This capital gain or loss will be a long-term capital gain if the Common Stock has been held for the required holding period under the Internal Revenue Code.

  Certain additional tax consequences may attach in the event a Participant is permitted to pay the exercise price of an Option with an interest-bearing promissory note, as described above; in particular, the Company may be required to recognize taxable interest income with respect to any interest received on such promissory note.

  Restricted Stock. A Participant will not recognize income at the time an award of Restricted Stock is made under the 1998 Plan, unless the Participant makes the election described below. However, a Participant who has not made such an election will recognize ordinary income at the time the restrictions on the Common Stock lapse. The ordinary income recognized will be in an amount equal to the fair market value of the Restricted Stock at such time. The Company will be entitled to a corresponding deduction in the same amount and at the same time as the Participant recognizes income. Any otherwise taxable disposition of the Restricted Stock after the time the restrictions lapse will result in capital gain or loss (long-term or short-term depending on the length of time the Restricted Stock is held after the time the restrictions lapse). Dividends paid in cash and received by a Participant prior to the time the restrictions lapse will constitute ordinary income to the Participant in the year paid. Any dividends paid in Common Stock will be treated as an award of additional Restricted Stock subject to the tax treatment described herein.

  A Participant may, within 30 days after the date of the award of Restricted Stock, elect to recognize ordinary income as of the date of the award in an amount equal to the fair market value of such Restricted Stock on the date of the award. The Company will be entitled to a corresponding deduction in the same amount and at the same time as the Participant recognizes income. If the election is made, any cash dividends received with respect to the Restricted Stock will be treated as dividend income to the Participant in the year of payment and will not be deductible by the Company. Any otherwise taxable disposition of the Restricted Stock (other than by forfeiture) will result in capital gain or loss (long-term or short-term depending on the holding period). If the Participant who has made an election subsequently forfeits the Restricted Stock, the Participant will not be entitled to deduct any loss. In addition, the Company would then be required to include as ordinary income the amount of the deduction it originally claimed with respect to such shares.

VOTE REQUIRED

  Assuming that a quorum is present, the 1998 plan will be approved if more shares are voted in favor of approval than are voted against approval. Under Wisconsin law, any shares not voted at the Annual Meeting with respect to the 1998 Plan (whether as a result of abstention, broker nonvote or otherwise) will have no impact on the vote.

           THE BOARD RECOMMENDS A VOTE FOR THE 1998 PLAN. SHARES OF
          COMMON STOCK REPRESENTED AT THE ANNUAL MEETING BY EXECUTED
             BUT UNMARKED PROXIES WILL BE VOTED FOR THE 1998 PLAN.

                  ITEM 3. APPOINTMENT OF INDEPENDENT AUDITORS

  Upon the recommendation of the Audit Committee of the Board of Directors, the Board, subject to Shareholder ratification, has selected Deloitte & Touche LLP, certified public accountants, to audit the financial statements of the Company for the year ending September 30, 1998. Deloitte & Touche LLP has been the independent auditors of the Company for many years and has advised the Company that neither the firm nor any of its partners have any direct or indirect material financial interest in the Company. Assuming that a quorum is present, the selection of Deloitte & Touche LLP will be ratified if more shares are voted in favor of ratification than are voted against ratification. Under Wisconsin law, any shares of Common Stock which are not voted on this matter at the Meeting, whether by abstention, broker nonvote or otherwise, will have no effect on the ratification of auditors. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting and will have an opportunity to make a statement if they desire to do so and to respond to appropriate Shareholder questions.

            THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
          SELECTION OF DELOITTE & TOUCHE LLP. SHARES OF COMMON STOCK
      REPRESENTED AT THE ANNUAL MEETING BY EXECUTED BUT UNMARKED PROXIES
               WILL BE VOTED FOR RATIFICATION OF SUCH SELECTION.

                             ITEM 4. OTHER MATTERS

  Company management knows of no business which will be presented for action at the Meeting other than those items identified in the Notice of Annual Meeting. Pursuant to the Company's By-Laws, written notice of any Shareholder proposals to be presented at the Meeting must have been received by the Secretary no later than December 3, 1997. As no notice of any Shareholder proposals was received, no business may be brought before the Meeting by any Shareholders. If other matters are brought before the Meeting by the Board of Directors, it is intended that proxies will be voted at the Meeting in accordance with the judgment of the person or persons exercising the authority conferred by such proxies.

                 FUTURE SHAREHOLDER PROPOSALS AND NOMINATIONS

  The Company welcomes comments or suggestions from its Shareholders. In the event a Shareholder desires to have a proposal formally considered at the 1999 Annual Shareholders' Meeting and included in the proxy statement for that meeting, the proposal must be in writing and received by the Secretary of the Company on or before August 23, 1998.

  In addition, the Company's By-laws establish procedures for Shareholder nominations for election of directors of the Company and bringing business before any annual meeting of Shareholders of the Company. Among other things, to bring business before an annual meeting or to nominate a person for election as a director at an annual meeting, a Shareholder must give written notice to the Secretary of the Company not more than 90 nor less than 50 days prior to the fourth Thursday in the month of January next following the last annual meeting held. The notice must contain certain information about the proposed business or the nominee and the Shareholder making the proposal. Any Shareholder interested in making a nomination or proposal should request a copy of the applicable By-law provisions from the Secretary of the Company.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE PROXY CARD AS SOON AS POSSIBLE. IF YOUR SHARES ARE REGISTERED IN THE NAME OF A BROKER OR BANK, ONLY YOUR BROKER OR BANK CAN SUBMIT THE PROXY CARD ON YOUR BEHALF. PLEASE CONTACT THE PERSON RESPONSIBLE FOR YOUR ACCOUNT AND DIRECT HIM OR HER TO SUBMIT THE PROXY CARD ON YOUR BEHALF.

  UPON THE WRITTEN REQUEST OF ANY SHAREHOLDER, ADDRESSED TO THE SECRETARY OF THE COMPANY, THE COMPANY WILL PROVIDE TO SUCH SHAREHOLDER WITHOUT CHARGE A COPY OF THE COMPANY'S 1997 ANNUAL REPORT ON FORM 10-K (WITHOUT EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                          By Order of the Board of Directors

                                          Terrence M. O'Reilly
                                          Secretary

December 16, 1997

                                                                     APPENDIX A

                          UNIVERSAL FOODS CORPORATION
                            1998 STOCK OPTION PLAN

  Section 1. Establishment, Purpose and Effective Date of Plan.

  1.1 Establishment. Universal Foods Corporation, a Wisconsin corporation, hereby establishes the "UNIVERSAL FOODS CORPORATION 1998 STOCK OPTION PLAN" (the "Plan") for officers and key employees. This Plan permits the grant of Stock Options and Restricted Stock.

  1.2 Purpose. The purpose of this Plan is to advance the interests of the Company by encouraging and providing for the acquisition of an equity interest in the Company by officers and key employees, and by enabling the Company to attract and retain the services of officers and key employees upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

  1.3 Effective Date. This Plan shall become effective on the Effective Date.

  Section 2. Definitions.

  2.1 Definitions. Whenever used herein, the following terms shall have the respective meanings set forth below:

    (a) "Award" means any Option or Restricted Stock, or any other benefit conferred under the terms hereof.

    (b) "Board" means the Board of Directors of the Company.

    (c) "Code" means the Internal Revenue Code of 1986, as amended.

    (d) "Committee" means the Compensation and Development Committee of the Board.

    (e) "Company" means Universal Foods Corporation, a Wisconsin corporation, and its subsidiaries.

    (f) "Effective Date" means January 22, 1998, or such other date that this Plan is approved by the shareholders of the Company at an annual or special meeting thereof by a simple majority of the number of shares represented at such meeting in person or by proxy.

    (g) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

    (h) "Fair Market Value" means the closing price of a share of Stock on the date of the Award on the New York Stock Exchange as reported on the composite list used by the Wall Street Journal for reporting stock prices, or if no such sale shall have been made on that day, on the last preceding day on which there was such a sale.

    (i) "Option" means the right to purchase Stock at a stated price for a specified period of time. For purposes of this Plan an Option may be either: (i) an "incentive stock option" within the meaning of Section 422(b) of the Code; or (ii) an option which is not intended to qualify as an incentive stock option (a "nonstatutory stock option").

    (j) "Participant" means any individual designated by the Committee to participate in this Plan.

    (k) "Period of Restriction" means the period during which the transfer of shares of Restricted Stock is restricted pursuant to Section 8 hereof.

    (l) "Restricted Stock" means Stock granted to a Participant pursuant to
  Section 8 hereof.

    (m) "Stock" means the Common Stock of the Company, par value of $0.10.

  2.2 Gender and Number. Except when otherwise indicated by the context, words in the masculine gender when used in this Plan shall include the feminine gender, the singular shall include the plural and the plural shall include the singular.

  Section 3. Eligibility and Participation. Participants in this Plan shall be selected by the Committee from among those officers and key employees of the Company and its subsidiaries, including subsidiaries which become such after adoption hereof, who are recommended for participation by the Chief Executive Officer and who, in the opinion of the Committee, are in a position to contribute materially to the Company's continued growth and development and to its long-term financial success. The Committee's designation of any person to receive an Award shall not require the Committee to designate such person to receive an Award at any subsequent time.

  Section 4. Administration.

  4.1 Administration. This Plan shall be administered by the Committee.

  4.2 Powers and Authority of the Committee. The Committee, by majority action thereof, shall have complete and sole authority to:

    (a) designate officers and key employees to receive Awards;

    (b) determine the type of Awards to be granted to Participants;

    (c) determine the number of shares of Stock to be covered by Awards granted to Participants;

    (d) determine the terms and conditions of any Award granted to any Participant (which may, in the discretion of the Committee, differ from Participant to Participant), including, without limitation, provisions relating to the vesting of Options or Restricted Stock rights over a period of time, upon the attainment of specified performance goals, or otherwise;

    (e) interpret this Plan and apply its provisions, and prescribe, amend and rescind rules, regulations, procedures, and forms relating to this Plan;

    (f) authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of this Plan;

    (g) amend any outstanding agreement relating to any Award, subject to applicable legal restrictions and to the consent of the Participant who entered into such agreement;

    (h) prescribe the consideration for the grant of each Award hereunder and determine the sufficiency of such consideration; and

    (i) make all other determinations and take all other actions deemed necessary or advisable for the administration hereof and provide for conditions and assurances deemed necessary or advisable to protect the interests of the Company in connection herewith;

but only to the extent that any of the foregoing are not contrary to the express provisions hereof . Determinations, interpretations or other actions made or taken by the Committee pursuant to the provisions hereof shall be final, binding and conclusive for all purposes and upon all persons. The Committee's decisions need not be uniform and may be made selectively among Participants, whether or not they are similarly situated.

  4.3 Composition of the Committee. The Committee shall consist of not less than two directors. Each member of the Committee shall be both a "nonemployee director" (within the meaning of Rule 16b-3 under the Exchange Act) and an "outside director" (within the meaning of Section 162(m)(4)(C) of the Code); provided, however, that in the event any Committee member does not satisfy both conditions of the first clause of this sentence, then the Committee shall, with respect to any Award to be made to any Participant who is subject to Section 16 of the Exchange Act ("Section 16 Participant") or who is subject to the provisions of Section 162(m) of the Code, delegate its functions with respect to such Award to a subcommittee (of not less than two directors) which consists exclusively of members who meet both conditions of the first clause of this sentence. Further, the Committee may delegate to one or more senior officers of the Company any or all of the authority and responsibility of the Committee with respect to this Plan, other than with respect to Section 16 Participants or Participants who are subject to Section 162(m) of the Code. A majority of the members of the Committee (or subcommittee, as the case may be) shall constitute a quorum and all determinations of the Committee shall be made by a majority of its members. Any determination of the Committee may be made without notice or meeting of the Committee by a writing signed by a majority of the Committee members.

  Section 5. Stock Subject to Plan.

  5.1 Number. The total number of shares of Stock reserved and available for issuance under this Plan shall initially be 1,200,000. The number of shares of Stock reserved and available for issuance hereunder shall be subject to adjustment upon occurrence of any of the events indicated in Subsection 5.3 hereof. Of this total number, not more than 300,000 shares may at any time consist of Restricted Stock. The shares to be issued under this Plan may consist, in whole or in part, of authorized but unissued Stock or treasury Stock, not reserved for any other purpose.

  5.2 Unused Stock. In the event any shares of Stock that are subject to an Award cease to be subject to such Award (whether due to expiration, cancellation, termination, forfeiture, or otherwise) without such shares of Stock being issued or cash being paid to the Participant, then the shares of Stock subject to such Award shall again become available for future Awards hereunder.

  5.3 Adjustment in Capitalization. In the event of any change in the outstanding shares of Stock that occurs, whether prior to or after the Effective Date, by reason of a Stock dividend or split, recapitalization, merger, consolidation, combination, spin-off, split-up, exchange of shares or other similar corporate change, the aggregate number of shares of Stock authorized for issuance hereunder as well as Stock subject to each outstanding Award, and its stated Option or other price (as applicable), shall be appropriately adjusted by the Committee, whose determination shall be conclusive; provided, however, that fractional shares shall be rounded to the nearest whole share. In such event, the Committee shall also have the discretion to make appropriate adjustments in the number of shares of Stock authorized for issuance hereunder.

  Section 6. Duration of Plan. This Plan shall remain in effect, subject to the Board's right to earlier terminate this Plan pursuant to Section 12 hereof, until all shares of Stock subject to it shall have been purchased or acquired pursuant to the provisions hereof. Notwithstanding the foregoing, no Award may be granted hereunder on or after the tenth (10th) anniversary of the Effective Date.

  Section 7. Stock Options.

  7.1 Grant of Options. Subject to the provisions of Sections 5 and 6 hereof, Options may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Options granted to each Participant. The Committee also shall determine whether an Option is to be an incentive stock option within the meaning of Section 422(b) of the Code or a nonstatutory stock option.

  7.2 Incentive Stock Options. Incentive stock options shall be subject to the limitation that the Fair Market Value (determined on the date of grant) of all shares of Stock with respect to which incentive stock options are exercisable for the first time by a Participant during any calendar year shall not exceed $100,000. This limitation shall not apply to nonstatutory stock options.

  7.3 Option Agreement. Each Option shall be evidenced by a written agreement ("Option Agreement") that shall specify the type of Option granted, the Option price, the duration of the Option, the number of shares of Stock to which the Option pertains, and such other provisions as the Committee shall determine. No Participant shall have any rights hereunder until an Option Agreement has been executed.

  7.4 Option Price. No Option granted pursuant hereto shall have an Option price that is less than the Fair Market Value of the Stock on the date the Option is granted.

  7.5 Duration of Options. Each Option shall expire at such time as the Committee shall determine; provided, however, that no incentive stock option shall be exercisable later than the tenth (10th) anniversary date of its grant.

  7.6 Exercise of Options. Options granted hereunder shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all

Participants. Any Option granted to a Section 16 Participant may not be exercised until at least six (6) months following the date of its grant.

  7.7 Payment. The Option price of any Option shall be payable to the Company in full upon exercise:

    (a) in cash or its equivalent, including, in the discretion of the Committee, a promissory note issued to the Company by the Participant (which note shall (i) be secured by the Stock issued; (ii) be for a term of not more than ten (10) years; (iii) bear interest at a rate of not less than the prime rate (as determined by the Committee) in effect on the date such promissory note is issued; (iv) require at least annual payments of principal and interest; and (v) contain such other terms and conditions as the Committee determines);

    (b) by tendering shares of Stock having a Fair Market Value at the time of exercise equal to the total Option price;

    (c) by a combination of cash or its equivalent (as defined in clause (a) above) and shares of Stock; or

    (d) by electing to have the Company withhold from the shares of Stock otherwise issuable upon exercise of the Option that number of shares of Stock having a Fair Market Value at the time of exercise plus cash for any fractional share amounts, equal to the total Option price; provided that any such election by a Section 16 Participant must be made during the ten-day period beginning on the third business day following the release of the Company's quarterly or annual consolidated financial statements.

The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes.

  7.8 Restrictions on Stock Transferability. The Committee shall impose such restrictions on any shares of Stock acquired pursuant to the exercise of an Option as it may deem advisable, including, without limitation, restrictions under applicable Federal securities laws, under the requirements of any stock exchange upon which such shares of Stock are then listed, and under any blue sky or state securities laws applicable to such shares.

  7.9 Transferability of Options. The Committee may, in its discretion, and only by expressly so providing in the Option Agreement covering any Options (which Option Agreement must be approved by the Committee), permit all or a portion of Options to be granted to a Participant to be transferable by the
Participant: (a) to the Participant's spouse, or natural or adoptive children or grandchildren ("Immediate Family Members"); (b) to a trust or trusts for the exclusive benefit of one or more Immediate Family Members; or (c) to a partnership in which all partners are Immediate Family Members; provided that there may be no consideration for any such transfer and the transferee shall be expressly prohibited from any further transfer of such Options other than by will or pursuant to the laws of descent and distribution. Following such transfer, any Options so transferred shall be subject to the same terms and conditions as were applicable immediately prior to such transfer, provided that for purposes of this Plan, the term "Participant" shall be deemed to include such transferee. The circumstances under which any transferred Option may be terminated, canceled, or forfeited (whether such circumstances are set forth in this Plan or in the Option Agreement covering such Options) shall be applied with respect to the transferor Participant to which the Option was originally granted. Unless expressly so provided in the Option Agreement covering an Option, no Option granted hereunder may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or pursuant to the laws of descent and distribution, and all Options granted to a Participant hereunder shall be exercisable during his lifetime only by such Participant.

  7.10 Substitute Options. If the Company at any time should succeed to the business of another corporation through merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under this Plan ("Substitute Options") in substitution of options previously granted by such corporation and which are outstanding at the date of the succession ("Surrendered Options"). The Committee shall have discretion to determine the extent to which such Substitute Options shall be granted, the persons to receive such Substitute Options, the number of Shares to be subject to such Substitute Options, and the terms and conditions of such Substitute Options (which terms and conditions shall, to the extent permissible within the terms and conditions of this Plan, be equivalent to the terms and conditions of the Surrendered Options). The Exercise Price of the Substitute Option may be determined without regard to Section 7.4 hereof; provided however, that the Exercise Price of each Substitute Option shall be an amount such that, in the sole and absolute judgment of the Committee (and if the Substitute Options are to be incentive stock options, in compliance with
Section 424(a) of the Code), the economic benefit provided by such Substitute Option is not greater than the economic benefit represented by the Surrendered Option as of the date of the succession.

  7.11. Forfeiture. Except as otherwise determined by the Committee and set forth in the Option Agreement, upon termination of employment of a Participant due to death, disability, or for any other reason, all Options not exercisable in accordance with the Option Agreement immediately prior to such termination shall be immediately and automatically forfeited to the Company.

  Section 8. Restricted Stock.

  8.1 Grant of Restricted Stock. Subject to the provisions of Sections 5 and 6 hereof, the Committee, at any time and from time to time, may grant shares of Restricted Stock hereunder to such Participants and in such amounts as it shall determine. Each grant of Restricted Stock shall be evidenced by a written agreement ("Restricted Stock Agreement).

  8.2 Other Restrictions. The Committee shall, in the terms and conditions of the Restricted Stock Agreement, impose such restrictions on any shares of Restricted Stock granted pursuant to this Plan as it may deem advisable (including, without limitation, restrictions under applicable Federal or state securities laws), and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. Any Restricted Stock granted to a Section 16 Participant may not be sold for at least six (6) months after the date it is granted.

  8.3 Registration. Any Restricted Stock granted hereunder to a Participant may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock granted hereunder to a Participant, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend (as determined by the Committee) referring to the terms, conditions and restrictions applicable to such Restricted Stock. In the event such Restricted Stock is issued in book-entry form, the depository and the Company's Transfer Agent shall be provided with notice referring to the terms, conditions and restrictions applicable to such Restricted Stock, together with such stop-transfer instructions as the Committee deems appropriate.

  8.4 Forfeiture. Except as otherwise determined by the Committee, upon termination of employment of a Participant due to death, disability, or for any other reason, during the applicable period of restriction, all shares of Restricted Stock still subject to restriction under the terms of the Restricted Stock Agreement shall be immediately and automatically forfeited to the Company.

  8.5 Voting Rights. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those shares.

  8.6 Dividends and Other Distributions. During the Period of Restriction, Participants holding shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those shares while they are so held. If any such dividends or distributions are paid in shares of Stock, the shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

  8.7 Nontransferability of Restricted Stock. Except as provided in Section
8.8 hereof, no shares of Restricted Stock granted hereunder may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution, until the termination of the applicable Period of Restriction. All rights with respect to the Restricted Stock granted to a Participant hereunder shall be exercisable during his lifetime only by such Participant.

  8.8 Election to Sell Shares to the Company. A Participant, or in the case of his death his beneficiary or estate, may elect to sell to the Company up to one-half of the shares of Restricted Stock issued to him pursuant to this Plan and upon which any restrictions set forth in the Restricted Stock Agreement have lapsed. To the extent permitted by law, the Company shall purchase all such shares of Restricted Stock. Each such sale must occur within sixty (60) days after the last day of the Period of Restriction for such shares of Restricted Stock and shall be for a price equal to the Fair Market Value determined as of the last business day of the Period of Restriction of the shares of Restricted Stock to be sold. Such price shall be payable in cash or by check in one lump sum payment, unless provisions relating to payment for such shares of Restricted Stock in installments are agreed to by the Committee and the Participant (or his beneficiary or estate).

  Section 9. Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit hereunder is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to his estate.

  Section 10. Rights of Employees. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant's employment at any time nor confer upon any Participant any right to continue in the employment of the Company.

  Section 11. Change of Control.

  (a) In the event of a "Change of Control" (as hereinafter defined):

    (i) each holder of an Option (A) shall have the right at any time thereafter to exercise the Option in full whether or not the Option was previously exercisable; and (B) shall have the right, exercisable by written notice to the Company within sixty (60) days after the Change of Control, to receive, in exchange for the surrender of an Option or any portion thereof to the extent the Option is then exercisable in accordance with clause (A), the highest of (1) an amount of cash equal to the difference between the Fair Market Value of the Stock covered by the Option or portion thereof that is so surrendered on the date of the Change of Control and the purchase price of such Stock under the Option; (2) an amount of cash equal to the difference between the highest price per share of Stock paid in the transaction giving rise to the Change of Control and the Option price multiplied by the number of shares of Stock covered by the Option; or (3) an amount of cash equal to the difference between the Fair Market Value of the Stock covered by the Option or portion thereof that is so surrendered, calculated on the date of surrender, and the purchase price of such Stock under the Option; provided that the right described in this clause (B) shall be exercisable only if a positive amount would be payable to the holder pursuant to the formula specified in this clause (B);

    (ii) Restricted Stock that is not then vested shall vest upon the date of the Change of Control and each holder of such Restricted Stock shall have the right, exercisable by written notice to the Company within sixty (60) days after the Change of Control, to receive, in exchange for the surrender of such Restricted Stock, an amount of cash equal to the highest of (A) the Fair Market Value of such Restricted Stock on the date of surrender; (B) the highest price per share of Stock paid in the transaction giving rise to the Change of Control multiplied by the number of shares of Restricted Stock surrendered; or (C) the Fair Market Value of such Restricted Stock on the effective date of the Change of Control.

  (b) A "Change of Control" of the Company shall be deemed to have occurred for purposes of this Plan if the event set forth in any one of the following paragraphs shall have occurred:

    (i) any "Person" (as such term is defined in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) of the Exchange Act; except that for purposes of this Section 13, the term "Person" shall not include
  (A) the Company or any of its subsidiaries, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its subsidiaries, (C) an underwriter temporarily holding securities Pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock in the Company) is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its affiliates) representing 50% or more of either the then outstanding shares of Stock of the Company or the combined voting power of the Company's then outstanding voting securities; or

    (ii) the following individuals cease, for any reason other than death or resignation, to constitute a majority of the number of directors then serving: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A under the Exchange Act) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds ( 2/3) of the directors then still in office who either were directors on the Effective Date, or whose appointment, election or nomination for election was previously so approved; or

    (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation or approve the issuance of voting securities of the Company in connection with a merger or consolidation of the Company (or any direct or indirect subsidiary of the Company) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 50% or more of either the then outstanding shares of common stock of the Company or the combined voting power of the Company's then outstanding voting securities; or

    (iv) the shareholders of the Company approve a plan of liquidation or dissolution of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets (in one transaction or a series of related transactions within any period of twenty-four (24) consecutive months), other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity in which at least 75% of the combined voting power of the voting securities of which entity are owned by Persons in substantially the same proportions as their ownership of Stock of the Company immediately prior to such sale or disposition.

  Notwithstanding the foregoing, no "Change of Control" shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Stock of the Company immediately prior to such transactions or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions.

  (c) The Committee may, in its sole and absolute discretion, amend, modify or rescind the provisions of this Section 11 if it determines that the operation of this Section 11 may prevent a transaction in which the Company is a party from being accounted for on a pooling-of-interests basis.

  Section 12. Amendment, Modification and Termination of Plan.

  12.1 Amendments and Termination. The Board may at any time amend, alter, suspend, discontinue or terminate this Plan; provided, however, that stockholder approval of any amendment of this Plan shall be obtained if otherwise required by (a) the Code or any rules promulgated thereunder (in order to allow for incentive stock options to be granted hereunder or to enable the Company to comply with the provisions of

Section 162(m) of the Code so that the Company can deduct compensation in excess of the limitation set forth therein), or (b) the listing requirements of the principal securities exchange or market on which the Stock is then traded (in order to maintain the listing or quotation of the Stock thereon). Termination of this Plan shall not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

  12.2 Waiver of Conditions. The Committee may, in whole or in part, waive any conditions or other restrictions with respect to any Award granted hereunder.

  Section 13. Taxes. The Company shall be entitled to withhold the amount of any tax attributable to any amount payable or shares of Stock deliverable under this Plan after giving the person entitled to receive such amount or shares of Stock notice as far in advance as practicable, and the Company may defer making any such payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction. A Participant may elect to pay all or a portion of the federal, state and local withholding taxes arising in connection with (a) the exercise of a nonstatutory stock option; (b) a disqualifying disposition of Stock received upon the exercise of an incentive stock option; (c) the lapse of restrictions on Restricted Stock, by electing to (i) have the Company withhold shares of Stock, (ii) tender back shares of Stock received in connection with such benefit, or (iii) deliver other previously owned shares of Stock, having a Fair Market Value equal to the amount to be withheld; provided, however, that the amount to be withheld shall not exceed the Participant's estimated total federal, state and local tax obligations associated with the transaction. The written election must be made on or before the date as of which the amount of tax to be withheld is determined. The Fair Market Value of fractional shares of Stock remaining after payment of the withholding taxes shall be paid to the Participant in cash.

  The Committee may, in its discretion, grant a cash bonus to a Participant who holds Restricted Stock to enable the Participant to pay all or a portion of the federal, state or local tax liability incurred by the Participant upon the vesting of Restricted Stock. The Company shall deduct from any cash bonus such amount as may be required for the purpose of satisfying the Company's obligation to withhold federal, state or local taxes.

  Section 14. Indemnification. Each person who is or shall have been a member of the Committee or of the Board shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by him in settlement thereof, with the Company's approval, or paid by him in satisfaction of any judgment in any such action, suit or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

  Section 15. Miscellaneous. Any Award may also be subject to other provisions (whether or not applicable to any Award made to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for: (a) restrictions on resale or other disposition of financed shares; and
(b) compliance with federal or state securities laws and stock exchange or market requirements.

  Section 16. Requirements of Law.

  16.1 Requirements of Law. The granting of Awards and the issuance of shares of Stock upon the exercise of any Option shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

  16.2 Governing Law. This Plan, and all agreements hereunder, shall be construed in accordance with and governed by the internal laws of the State of Wisconsin.

[logo]

                          UNIVERSAL FOODS CORPORATION
                           433 East Michigan Street
                          Milwaukee, Wisconsin  53202

                           Notice of Annual Meeting
                          To be Held January 22, 1998


December 1997


Dear Fellow Shareholder:

You are invited to attend the Annual Meeting of Shareholders of Universal Foods Corporation. The meeting will be held on Thursday, January 22, 1998, at 2:00 p.m. at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin. Directions to the meeting and a map are provided on the reverse side of this letter.

We hope that you will be able to join us at the meeting to review the year and take a look at what the future holds for our company. In addition, the business to be transacted is the election of directors, approval of the 1998 Stock Option Plan and ratification of the appointment of auditors.

Whether or not you plan to attend, it is important that you exercise your right to vote as a shareholder. Please indicate your vote on the proxy card below, sign and date the card, detach it from this letter and return it promptly to Corporate Election Services, Inc., our independent proxy tabulator, in the envelope provided. Be assured that your votes are completely confidential.

We look forward to seeing you at the meeting. On behalf of the management and directors of Universal Foods Corporation, we want to thank you for your continued support and confidence.

Sincerely,

/s/ Kenneth P. Manning

Kenneth P. Manning
Chairman, President and Chief Executive Officer



--------------------------------------------------------------------------------

                          UNIVERSAL FOODS CORPORATION
                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 22, 1998

     The undersigned constitutes and appoints KENNETH P. MANNING, and TERRENCE
M. O'REILLY, and each of them, with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Common Stock of Universal Foods Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin, on Thursday, January 22, 1998, 2:00 p.m. Central standard Time, and at any adjournment thereof:

1. Election of Directors [ ] FOR all nominees listed  [ ] WITHHOLD authority
                             below (except as marked      to vote for all
                             to the contrary below).      nominees listed below.


      Michael E. Batten, James A.D. Croft, Guy A. Osborn, Essie Whitelaw

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

    -----------------------------------------------------------------------
2. Proposal to approve the Universal Foods Corporation 1998 Stock Option Plan.

                         [ ] For  [ ] Against   [ ] Abstain

3. Proposal to ratify the appointment of Deloitte & Touche LLP as the; independent auditors of the corporation.

                         [ ] For   [ ] Against   [ ] Abstain

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND FOR ITEMS 2 AND 3.



Sincerely,

/s/ Kenneth P. Manning

Kenneth P. Manning
Chairman, President and Chief Executive Officer

UNIVERSAL FOODS                     [AREA MAP OF SHAREHOLDERS MEETING & PARKING]
 CORPORATION


  ANNUAL MEETING
 OF SHAREHOLDERS

 JANUARY 22, 1998                            Convenient Free Parking
   AT 2:00 P.M.





                 PLEASE FOLD HERE BEFORE DETACHING PROXY CARD
--------------------------------------------------------------------------------

                            SAVINGS PLAN -- 401(K)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3.

                             The undersigned acknowledges receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report.

                             Dated: _____________________________________, 199__

                             Signed ____________________________________________

                                    ____________________________________________
                                    (Please print name)

                             NOTE: please sign exactly as your name appears on your stock certificate. Joint owners should each sign personally. A corporation should sign full corporate name by duly authorized officers and affix corporate seal. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                OF DIRECTORS OF UNIVERSAL FOODS CORPORATION

[logo]

                          UNIVERSAL FOODS CORPORATION
                           433 East Michigan Street
                          Milwaukee, Wisconsin  53202

                           Notice of Annual Meeting
                          To be Held January 22, 1998


December 1997


Dear Fellow Shareholder:

You are invited to attend the Annual Meeting of Shareholders of Universal Foods Corporation. The meeting will be held on Thursday, January 22, 1998, at 2:00 p.m. at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin. Directions to the meeting and a map are provided on the reverse side of this letter.

We hope that you will be able to join us at the meeting to review the year and take a look at what the future holds for our company. In addition, the business to be transacted is the election of directors, approval of the 1998 Stock Option Plan and ratification of the appointment of auditors.

Whether or not you plan to attend, it is important that you exercise your right to vote as a shareholder. Please indicate your vote on the proxy card below, sign and date the card, detach it from this letter and return it promptly to Corporate Election Services, Inc., our independent proxy tabulator, in the envelope provided. Be assured that your votes are completely confidential.

We look forward to seeing you at the meeting. On behalf of the management and directors of Universal Foods Corporation, we want to thank you for your continued support and confidence.

Sincerely,

/s/ Kenneth P. Manning

Kenneth P. Manning
Chairman, President and Chief Executive Officer



--------------------------------------------------------------------------------

                          UNIVERSAL FOODS CORPORATION
                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 22, 1998

     The undersigned constitutes and appoints KENNETH P. MANNING, and TERRENCE
M. O'REILLY, and each of them, with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Common Stock of Universal Foods Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin, on Thursday, January 22, 1998, 2:00 p.m. Central Standard Time, and at any adjournment thereof:

1. Election of Directors [ ] FOR all nominees listed  [ ] WITHHOLD authority
                             below (except as marked      to vote for all
                             to the contrary below).      nominees listed below.


      Michael E. Batten, James A.D. Croft, Guy A. Osborn, Essie Whitelaw

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

    -----------------------------------------------------------------------
2. Proposal to approve the Universal Foods Corporation 1998 Stock Option Plan.

                         [ ] For  [ ] Against   [ ] Abstain

3. Proposal to ratify the appointment of Deloitte & Touche LLP as the; independent auditors of the corporation.

                         [ ] For  [ ] Against   [ ] Abstain

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND FOR ITEMS 2 AND 3.

UNIVERSAL FOODS                     [AREA MAP OF SHAREHOLDERS MEETING & PARKING]
 CORPORATION


  ANNUAL MEETING
 OF SHAREHOLDERS

 JANUARY 22, 1998                            Convenient Free Parking
   AT 2:00 P.M.





                 PLEASE FOLD HERE BEFORE DETACHING PROXY CARD
--------------------------------------------------------------------------------


THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3.

                             The undersigned acknowledges receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report.

                             Dated: _____________________________________, 199__

                             Signed ____________________________________________

                                    ____________________________________________
                                    (Please print name)

                             NOTE: please sign exactly as your name appears on your stock certificate. Joint owners should each sign personally. A corporation should sign full corporate name by duly authorized officers and affix corporate seal. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                OF DIRECTORS OF UNIVERSAL FOODS CORPORATION

================================================================================

[logo]

                          UNIVERSAL FOODS CORPORATION
                           433 East Michigan Street
                          Milwaukee, Wisconsin  53202

                           Notice of Annual Meeting
                          To be Held January 22, 1998


December 1997


Dear Fellow Shareholder:

You are invited to attend the Annual Meeting of Shareholders of Universal Foods Corporation. The meeting will be held on Thursday, January 22, 1998, at 2:00 p.m. at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin. Directions to the meeting and a map are provided on the reverse side of this letter.

We hope that you will be able to join us at the meeting to review the year and take a look at what the future holds for our company. In addition, the business to be transacted is the election of directors, approval of the 1998 Stock Option Plan and ratification of the appointment of auditors.

Whether or not you plan to attend, it is important that you exercise your right to vote as a shareholder. Please indicate your vote on the proxy card below, sign and date the card, detach it from this letter and return it promptly to Corporate Election Services, Inc., our independent proxy tabulator, in the envelope provided. Be assured that your votes are completely confidential.

We look forward to seeing you at the meeting. On behalf of the management and directors of Universal Foods Corporation, we want to thank you for your continued support and confidence.

Sincerely,

/s/ Kenneth P. Manning

Kenneth P. Manning
Chairman, President and Chief Executive Officer



--------------------------------------------------------------------------------

                          UNIVERSAL FOODS CORPORATION
                        ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 22, 1998


     The undersigned constitutes and appoints KENNETH P. MANNING, and TERRENCE
M. O'REILLY, and each of them, with full power of substitution, the true and lawful proxies of the undersigned, to represent and vote, as designated below, all shares of Common Stock of Universal Foods Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of such corporation to be held at the Italian Community Center, 631 East Chicago Street, Milwaukee, Wisconsin, on Thursday, January 22, 1998, 2:00 p.m. Central Standard Time, and at any adjournment thereof:

1. Election of Directors [ ] FOR all nominees listed  [ ] WITHHOLD authority
                             below (except as marked      to vote for all
                             to the contrary below).      nominees listed below.


      Michael E. Batten, James A.D. Croft, Guy A. Osborn, Essie Whitelaw

 (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

    -----------------------------------------------------------------------
2. Proposal to approve the Universal Foods Corporation 1998 Stock Option Plan.

                         [ ] For  [ ] Against   [ ] Abstain

3. Proposal to ratify the appointment of Deloitte & Touche LLP as the; independent auditors of the corporation.

                         [ ] For  [ ] Against   [ ] Abstain

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND FOR ITEMS 2 AND 3.

UNIVERSAL FOODS                     [AREA MAP OF SHAREHOLDERS MEETING & PARKING]
 CORPORATION


  ANNUAL MEETING
 OF SHAREHOLDERS

 JANUARY 22, 1998                            Convenient Free Parking
   AT 2:00 P.M.





                 PLEASE FOLD HERE BEFORE DETACHING PROXY CARD
--------------------------------------------------------------------------------

                     EMPLOYEE STOCK OWNERSHIP PLAN (ESOP)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THE PROXY WILL BE VOTED "FOR" ALL NOMINEES LISTED IN ITEM 1 AND FOR ITEMS 2 AND 3.

                             The undersigned acknowledges receipt of the Notice of said Annual Meeting and the accompanying Proxy Statement and Annual Report.

                             Dated: _____________________________________, 199__

                             Signed ____________________________________________

                                    ____________________________________________
                                    (Please print name)

                             NOTE: please sign exactly as your name appears on your stock certificate. Joint owners should each sign personally. A corporation should sign full corporate name by duly authorized officers and affix corporate seal. When signing as attorney, executor, administrator, trustee or guardian, give full title as such.

                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
                OF DIRECTORS OF UNIVERSAL FOODS CORPORATION